                                                                    Exhibit 10.5
                                                                    ------------

                                  GUARANTY AND
                            REAFFIRMATION OF GUARANTY


         GUARANTY AND REAFFIRMATION OF GUARANTY (this "Guaranty") dated June 20, 2001 made by each of the entities listed on the signature pages hereto, jointly and severally, (each referred to individually herein as a "Guarantor," and collectively, the "Guarantors"), in favor of FORD MOTOR CREDIT COMPANY (the "Agent"), as agent for the lenders (the "Lenders") under the Credit Agreement defined below. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to such terms in the Credit Agreement defined below.


                             PRELIMINARY STATEMENTS

         WHEREAS, pursuant to the terms of a certain Credit Agreement dated August 10, 2000 (the "Original Credit Agreement"), Ford Motor Credit Company and Chrysler Financial Company, L.LC. (collectively, the "Original Lenders") extended to Sonic Automotive, Inc., a Delaware corporation, and the entity which exercises control over the Guarantors ("Borrower"), a revolving credit facility in an amount not to exceed $500,000,000.00 (the "Original Loan"); and

         WHEREAS, the Original Credit Agreement is evidenced by the Notes as defined in the Original Credit Agreement (the "Original Notes"); and

         WHEREAS, as a condition, among others, to the Original Lenders' willingness to enter into and the Original Credit Agreement, the Original Lenders required that certain Subsidiaries (as defined in the Original Credit Agreement) existing at the time of the Original Credit Agreement (collectively, the "Original Guarantors"), jointly and severally, execute and deliver a guaranty agreement dated August 10, 2000 (collectively, the "First Guaranties"), and a security agreement dated August 10, 2000 (collectively, the "Original Security Agreements") pursuant to which, among other things, each such Original Guarantor agreed to guaranty the Obligations of Borrower under the Notes (as defined in the Original Credit Agreement) and the Original Credit Agreement; and

         WHEREAS, under the terms of the Original Credit Agreement, any new Dealership Guarantor acquired by Borrower in a Permitted Acquisition was and is required to guaranty each of the Obligations and execute a guaranty and a security agreement in a form acceptable to the Original Lenders; and

         WHEREAS, from the date of the Original Credit Agreement to the date hereof, Borrower made several Permitted Acquisitions and each of the entities acquired or created by Borrower in connection with such Permitted Acquisitions (collectively, the "Additional Guarantors," and together with Original Guarantors, "Guarantors" as defined in the first paragraph hereof) guaranteed the Obligations and executed a guaranty (all referred to together with the First Guaranties as the "Original Guaranty"), a security agreement (all referred to together with the Original Security Agreements as the "Security Agreement"); and

         WHEREAS, Borrower has requested an increase in the credit to be provided under the Original Loan to $600,000,000.00 (the "Increase") and in connection with the Increase, Toyota Motor Credit Corporation will join the Original Lenders in providing credit to Borrower and its Subsidiaries pursuant to the terms of the Amended and Restated Credit Agreement dated as of even date herewith (the "Amendment," and referred to together with the Original Credit Agreement as the "Credit Agreement") and as evidenced by the Notes (as defined in the Amendment, the "Amended Notes," and together with the Original Notes, the "Notes"); and

         WHEREAS, it is a condition precedent to the making of loans under the Credit Agreement, that each Guarantor reaffirms its obligations under the Original Guaranty and agrees to guaranty the Increase by executing and delivering this Guaranty and that each Guarantor confirms that the security interests granted pursuant to the Security Agreement secure both the Original Loan and the Increase;

         NOW, THEREFORE, in consideration of the premises and in order to induce each Lender to make the Increase and make further Advances under the Credit Agreement, each Guarantor hereby agrees that the Original Guaranty is hereby reaffirmed and amended and restated in its entirety as follows:

         Section 1. Guaranty. (a) Each Guarantor hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement and the Note, whether for principal, interest, fees, expenses or otherwise (such obligations being the "Guaranteed Obligations"), and agrees to pay any and all expenses (including reasonable counsel fees and expenses) incurred by the Agent or the Lenders in enforcing any rights under this Guaranty. Without limiting the generality of the foregoing, Guarantor's liability shall extend to all amounts that constitute part of the Guaranteed Obligations and would be owed by Borrower to any Lender but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or similar proceeding involving Borrower.

         Section 2. Guaranty Absolute. Guarantor guarantees that the Guaranteed Obligations will be paid strictly in accordance with the terms of the Credit Agreement, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Agent or the Lenders with respect thereto. The obligations of Guarantor under this Guaranty are independent of the Guaranteed Obligations or any other obligations of any other party under the Credit Agreement, and a separate action or actions may be brought and prosecuted against Guarantor to enforce this Guaranty, irrespective of whether any action is brought against Borrower or any other party or whether Borrower or any other party is joined in any such action or actions. The liability of Guarantor under this Guaranty shall be irrevocable, absolute and unconditional irrespective of, and Guarantor hereby irrevocably waives any defenses it may now or hereafter have in any way relating to, any or all of the following:

                  (a) any lack of validity or enforceability of the Credit Agreement or any agreement or instrument relating thereto;

                  (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, including, without limitation, any increase in the Guaranteed Obligations resulting from the extension of additional credit to Borrower or otherwise;

                  (c) any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any other guaranty, for all or any of the Guaranteed Obligations;

                  (d) any manner of application of collateral, or proceeds thereof, to all or any of the Guaranteed Obligations, or any manner of sale or other disposition of any collateral for all or any of the Guaranteed Obligations under the Credit Agreement or any other assets of Borrower; or

                  (e) any change, restructuring or termination of the corporate structure or existence of Borrower.

This Guaranty shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Guaranteed Obligations is rescinded or must otherwise be returned by the Agent or any Lender or any other person upon the insolvency, bankruptcy or reorganization of Borrower or otherwise, all as though such payment had not been made.

         Section 3. Waivers and Acknowledgments. (a) Guarantor hereby waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Agent or any Lender protect, secure, perfect or insure any lien or any property subject thereto or exhaust any right or take any action against Borrower or any other person or any collateral.

                  (b) Guarantor hereby waives any right to revoke this Guaranty, and acknowledges that this Guaranty is continuing in nature and applies to all Guaranteed Obligations, whether existing now or in the future.

                  (c) Guarantor acknowledges that it will receive substantial direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waivers set forth in this
Section 3 are knowingly made in contemplation of such benefits.

         Section 4. Subrogation. Guarantor will not exercise any rights that it may now or hereafter acquire against the Borrower that arise from the existence, payment, performance or enforcement of the Guarantor's Obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution or indemnification and any right to participate in any claim or remedy of the Agent or any Lender against Borrower or any collateral, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including, without limitation, the right to take or receive from Borrower directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim, remedy or right, unless and until all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall have been paid in full in cash in accordance with the terms of the Credit Agreement. If any amount shall be paid to Guarantor in violation of the preceding sentence at any time prior to the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty, such amount shall be held in trust for the benefit of the Agent and each Lender and shall forthwith be paid to Agent to be credited and applied to the Guaranteed Obligations and all other amounts payable under this Guaranty, whether matured or unmatured, in accordance with the terms of the Credit

Agreement, or to be held as collateral for any Guaranteed Obligations or other amounts payable under this Guaranty thereafter arising. If (i) Guarantor shall make payment to the Agent or any Lender of all or any part of the Guaranteed Obligations, (ii) all of the Guaranteed Obligations and all other amounts payable under this Guaranty shall be paid in full in cash and (iii) the Credit Agreement shall have terminated in accordance with its own terms, Agent and the Lenders will, at the Guarantors' request and expense, execute and deliver to the Guarantors appropriate documents, without recourse and without representation or warranty, necessary to evidence the transfer by subrogation to the Guarantor of an interest in the Guaranteed Obligations resulting from such payment by the Guarantor.

         Section 5. Representations and Warranties. Guarantor hereby represents and warrants as follows:

                  (a) Guarantor (i) is a duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) is duly qualified and in good standing in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed except where the failure to so qualify or be licensed would not have a material adverse effect on the business or properties, taken as a whole, or the condition, financial or otherwise, of Guarantor (a "Material Adverse Effect"), and (iii) has all requisite power and authority to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) The execution, delivery and performance by Guarantor of this Guaranty are within Guarantor's powers, have been duly authorized by all necessary corporate action, and do not (i) contravene Guarantor's charter or bylaws or similar organizational documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934 and the Racketeer Influenced and Corrupt Organizations Chapter of the Organized Crime Control Act of 1970), rule, regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award, (iii) conflict with or result in the breach of, or constitute a default under, any loan agreement, contract, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting Guarantor, any of its subsidiaries or any of its or their properties, the effect of which conflict, breach or default is reasonably likely to have a Material Adverse Effect, or
         (iv) except for the liens created under the Credit Agreement, result in or require the creation or imposition of any lien upon or with respect to any of the properties of any such Guarantor or any of its subsidiaries. Guarantor is not in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award, or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which would be reasonably likely to have a Material Adverse Effect.

                  (c) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the due execution, delivery, recordation, filing or performance by Guarantor of this Guaranty, and (ii) the exercise by either Lender of its rights under this Guaranty.

                  (d) This Guaranty has been duly executed and delivered by Guarantor. This Guaranty is the legal, valid and binding obligation of Guarantor, enforceable against

         Guarantor in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

                  (e) There are no conditions precedent to the effectiveness of this Guaranty that have not been satisfied or waived.

                  (f) Guarantor has, independently and without reliance upon the Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Guaranty.

         Section 6. Amendments, Etc. Except as otherwise provided in Section 7.1
(b) of the Credit Agreement, no amendment or waiver of any provision of this Guaranty and no consent to any departure by Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Required Lenders (as defined in the Credit Agreement), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         Section 7. Notices, Etc. All notice and other communications provided for hereunder shall be in writing (including telegraphic, telecopy or telex communication) and mailed, telegraphed, telecopied, telexed or delivered by overnight courier of nationally recognized standing to it, if to any Guarantor, addressed to 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, if to the Agent, at its address specified in the Credit Agreement, or as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this
Section 7. All such notices and other communications shall, when mailed, telecopied, telegraphed, telexed or sent by courier, be effective when deposited in the mails, delivered to the telegraph company, transmitted by telecopier, confirmed by telex answerback or delivered to the overnight courier, respectively, addressed as aforesaid.

         Section 8. No Waiver, Remedies. No failure on the part of either Lender to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         Section 9. Indemnification. Without limitation on any other Guaranteed Obligations of Guarantor or remedies of Agent or the Lenders under this Guaranty, Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless the Agent and each Lender from and against, and shall pay on demand, any and all losses, liabilities, damages, costs, expenses and charges (including the reasonable fees and disbursement of the Agent's or any Lender's in-house and external legal counsel) suffered or incurred by the Agent or a Lender as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their terms.

         Notwithstanding anything else in this Guaranty to the contrary, no party shall have any obligation to reimburse any person for attorneys' fees and expenses unless such fees and expenses are (i) reasonable in amount, (ii) determined without reference to any statutory presumption and (iii) calculated using the actual time expended and the standard hourly rate for the attorneys and paralegals performing the tasks in question and the actual out-of-pocket expenses incurred.

         Section 10. Continuing Guaranty. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the later of the payment in full in cash of the Guaranteed Obligations and all other amounts payable under this Guaranty and the date the Credit Agreement shall have terminated in accordance with its own terms, (b) be binding upon each Guarantor, its successors and assigns, and (c) inure to the benefit of and be enforceable by any Lender and its successors, transferees and assigns Without limiting the generality of the foregoing clause (c), any Lender may assign or otherwise transfer all or any portion of its rights and obligations under the Credit Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to such Lender herein or otherwise subject, however to the provisions of Article VII of the Credit Agreement.

         Section 11. Governing Law; Jurisdiction. This Guaranty shall be governed by, and construed in accordance with, the laws of the State of North Carolina.

         Section 12. Reaffirmation of Guaranty. Each Guarantor confirms and restates its liabilities, obligations and agreements under its Original Guaranty and acknowledges and agrees that every right, power and remedy of Lenders thereunder is in full force and effect, including without limitation, such right, powers and remedies relating to the Original Notes, as amended and restated by the Amended Notes, and the payment and performance of the Guaranteed Obligations. Without limiting the foregoing, each Guarantor intends by execution and delivery of this instrument to absolutely, irrevocably and unconditionally reaffirm its guaranty, subject to the terms of this Guaranty, to Agent of (i) the due and punctual payment of the Original Notes, as amended and by the Amended Notes, and (ii) the performance by Borrower of the Obligations. Each Guarantor acknowledges and declares that it has no defense, claim, charge, plea or set-off whatsoever in law or equity against the Lenders under the Original Guaranty, this Guaranty, the Original Notes, the Amended Notes, the Original Credit Agreement, the Amendment or any other instrument or document executed by Guarantor or Borrower in connection with the obligations under the Loan. Each Guarantor waives and releases any and all defenses which might accrue to such Guarantor by the execution of this Guaranty, the Amendment, and the Amended Notes.

         Section 13. Security. This Guaranty is secured by the Security Agreement as amended and restated by that certain Amended and Restated Security Agreement from Guarantors to Agent. The obligations of the Guarantors to Agent granted thereby and the terms and conditions therein contained shall apply equally to the Indebtedness evidenced hereby and the covenants therein contained shall remain in full force and effect in accordance with the provisions thereof until the Obligations are paid in full.

                  IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be duly executed under seal and delivered by its officer thereunto duly authorized as of the date first above written.

                                     each of the entities listed on the
                                     remainder of this page and on the following three pages


                                     By: /s/ THEODORE M. WRIGHT (SEAL)
                                         ----------------------
                                         Name:    Theodore M. Wright

                                         Title:   Vice President

                                     SONIC - MONTGOMERY FLM, INC.,
                                     COBB PONTIAC-CADILLAC, INC.,
                                     ROYAL MOTOR COMPANY, INC.,
                                     CAPITAL CHEVROLET AND IMPORTS, INC.,
                                     SONIC AUTOMOTIVE - 21699 U.S. HWY 19 N.,
                                           INC.,
                                     HMC FINANCE ALABAMA, INC.
                                     SONIC AUTOMOTIVE OF GEORGIA, INC.,
                                     SONIC AUTOMOTIVE 5260 PEACHTREE
                                           INDUSTRIAL BLVD., LLC,
                                     FRONTIER OLDSMOBILE-CADILLAC, INC.,
                                     MARCUS DAVID CORPORATION,
                                     SONIC AUTOMOTIVE - 9103 E.
                                           INDEPENDENCE, NC, LLC,
                                     SONIC CHRYSLER-PLYMOUTH-JEEP, LLC,
                                     SONIC DODGE, LLC,
                                     TOWN AND COUNTRY FORD, INCORPORATED,
                                     SONIC AUTOMOTIVE-3700 WEST BROAD
                                           STREET, COLUMBUS, INC.,
                                     SONIC AUTOMOTIVE-1455 AUTOMALL DRIVE,
                                           COLUMBUS, INC.,
                                     SONIC AUTOMOTIVE-1495 AUTOMALL DRIVE,
                                           COLUMBUS, INC.,
                                     SONIC AUTOMOTIVE-4000 WEST BROAD
                                           STREET, COLUMBUS, INC.,
                                     SONIC AUTOMOTIVE-1500 AUTOMALL
                                           DRIVE, COLUMBUS, INC.,
                                     SONIC AUTOMOTIVE-1400 AUTOMALL DRIVE,
                                           COLUMBUS, INC.,
                                     FORT MILL CHRYSLER-PLYMOUTH-DODGE,
                                           INC.,
                                     SONIC AUTOMOTIVE 2752 LAURENS RD.,
                                           GREENVILLE, INC.,
                                     SONIC AUTOMOTIVE 2424 LAURENS RD.,
                                           GREENVILLE, INC.,

                                     TOWN AND COUNTRY CHRYSLER-PLYMOUTH-
                                            JEEP OF ROCK HILL, INC.,

                                     SONIC AUTOMOTIVE OF CHATTANOOGA, LLC,
                                     SONIC AUTOMOTIVE OF NASHVILLE, LLC,
                                     SONIC AUTOMOTIVE - 6025
                                            INTERNATIONAL DRIVE, LLC,
                                     TOWN AND COUNTRY CHRYSLER-PLYMOUTH-
                                            JEEP, LLC,
                                     TOWN AND COUNTRY DODGE OF
                                            CHATTANOOGA, LLC,
                                     TOWN AND COUNTRY JAGUAR, LLC,
                                     TOWN AND COUNTRY FORD OF CLEVELAND, LLC,
                                     SONIC - 2185 CHAPMAN RD., CHATTANOOGA, LLC,
                                     SONIC OF TEXAS, INC.,
                                     SONIC - WILLIAMS IMPORTS, INC.,
                                     SONIC - WILLIAMS BUICK, INC.,
                                     SONIC - WILLIAMS CADILLAC, INC.,
                                     SONIC - WILLIAMS MOTORS, LLC,
                                     SONIC - NEWSOME CHEVROLET WORLD, INC.,
                                     SONIC - NEWSOME OF FLORENCE, INC.,
                                     SONIC - CLASSIC DODGE, INC.
                                     SONIC - ROCKVILLE MOTORS, INC.,
                                     SONIC - ROCKVILLE IMPORTS, INC.,
                                     SONIC - MANHATTAN WALDORF, INC.,
                                     SONIC - MANHATTAN FAIRFAX, INC.,
                                     SONIC - NORTH CHARLESTON, INC.,
                                     SONIC AUTOMOTIVE - 5585 PEACHTREE
                                             INDUSTRIAL BLVD., LLC,
                                     SONIC - NORTH CHARLESTON DODGE, INC.,
                                     VILLAGE IMPORTED CARS, INC.,
                                     FIRSTAMERICA AUTOMOTIVE, INC.,
                                     FA SERVICE CORPORATION,
                                     FAA AUTO FACTORY, INC.,
                                     FAA BEVERLY HILLS, INC.,
                                     FAA CAPITOL N, INC.,
                                     FAA CONCORD H, INC.,
                                     FAA CONCORD N, INC.,
                                     FAA CONCORD T, INC.,
                                     FAA DEALER SERVICES, INC.,
                                     FAA DUBLIN N, INC.,
                                     FAA MARIN D, INC.,
                                     FAA POWAY D, INC.,
                                     FAA POWAY G, INC.,
                                     FAA SAN BRUNO, INC.,
                                     FAA SERRAMONTE H, INC.,
                                     FAA SERRAMONTE L, INC.,

                                     FAA SERRAMONTE, INC.,
                                     FAA STEVENS CREEK, INC.,
                                     FAA WOODLAND HILLS VW, INC.,
                                     SMART NISSAN, INC.,
                                     FAA TORRANCE CPJ, INC.,
                                     FAA DUBLIN VWD, INC.,
                                     KRAMER MOTORS INCORPORATED,
                                     FAA SANTA MONICA V, INC.,
                                     FAA LAS VEGAS H, INC.,
                                     L DEALERSHIP GROUP, INC.,
                                     WINDWARD, INC.,
                                     AUTOBAHN, INC.,
                                     DON LUCAS INTERNATIONAL, INC.,
                                     FAA HOLDING CORP.,
                                     FRANCISCAN MOTORS, INC.,
                                     SANTA CLARA IMPORTED CARS, INC.,
                                     STEVENS CREEK CADILLAC, INC.,
                                     FAA MARIN F, INC.,
                                     FAA POWAY H, INC.,
                                     FAA POWAY T, INC.,
                                     FAA MARIN LR, INC.,
                                     SONIC-RIVERSIDE, INC.,
                                     SONIC-GLOVER, INC., and
                                     RIVERSIDE NISSAN, INC.,
                                     SPEEDWAY CHEVROLET, INC.
                                     FORT MILL FORD, INC.,
                                     FREEDOM FORD, INC.,
                                     SONIC AUTOMOTIVE - CLEARWATER, INC.,
                                     SONIC AUTOMOTIVE COLLISION CENTER OF
                                            CLEARWATER, INC.,
                                     SONIC AUTOMOTIVE - 1919 N. DIXIE HWY.,
                                             NSB, INC.,
                                     SONIC AUTOMOTIVE - 1307 N. DIXIE HWY.,
                                             NSB, INC.,
                                     SONIC AUTOMOTIVE- 1720 MASON AVE., DB,
                                             INC.,
                                     SONIC AUTOMOTIVE - 3741 S. NOVA RD.,
                                             PO, INC.,
                                     SONIC AUTOMOTIVE  241 RIDGEWOOD AVE.,
                                             HH, INC.,
                                     SONIC AUTOMOTIVE - 6008 N. DALE MABRY,
                                             FL, INC.,
                                     SONIC AUTOMOTIVE OF NEVADA, INC.,
                                     SONIC AUTOMOTIVE OF TENNESSEE, INC.,
                                     SONIC AUTOMOTIVE - BONDESEN, INC.,
                                     SONIC - LLOYD PONTIAC - CADILLAC, INC.,

                                     SONIC - LLOYD NISSAN, INC.,
                                     SONIC - SUPERIOR OLDSMOBILE, LLC,
                                     SONIC - SHOTTENKIRK, INC.,
                                     SONIC - INTEGRITY DODGE LV, LLC,
                                     SONIC - VOLVO LV, LLC,
                                     SONIC - FM AUTOMOTIVE, LLC,
                                     SONIC - FM, INC.,
                                     SONIC - FM VW, INC.,
                                     SONIC - FM NISSAN, INC.,
                                     SONIC - FREELAND, INC., and
                                     SONIC AUTOMOTIVE - 1720 MASON AVE., DB,
                                           LLC
                                     FREEDOM FORD, INC.
                                     SONIC AUTOMOTIVE SERVICING COMPANY, LLC
                                     SONIC AUTOMOTIVE F & I, LLC
                                     SONIC - RIVERSIDE AUTO FACTORY, INC.
                                     TRANSCAR LEASING, INC.
                                     SONIC AUTOMOTIVE - 2490 SOUTH LEE
                                           HIGHWAY, L.L.C.
                                     FAA CAPITOL F, INC.,
                                     SONIC - LAS VEGAS C EAST, LLC,
                                     SONIC - LAS VEGAS C WEST, LLC,
                                     BILL SWAD CHEVROLET, INC.
                                     SONIC DEVELOPMENT, LLC


                  [Remainder of page intentionally left blank]

                                     SONIC AUTOMOTIVE OF TEXAS, L.P.,
                                     SONIC AUTOMOTIVE-4701 I-10 EAST,
                                             TX, L.P.,
                                     SONIC AUTOMOTIVE - 3401 N. MAIN, TX, L.P.,
                                     SONIC AUTOMOTIVE - 5221 I-10 EAST, TX,
                                              L.P.,
                                     SONIC - SAM WHITE NISSAN, L.P.,
                                     SONIC - LUTE RILEY, L.P.,
                                     SONIC - READING, L.P., and
                                     SONIC - CAMP FORD, L.P.,
                                     SONIC - DALLAS AUTO FACTORY, L.P.
                                     SONIC-FORT WORTH T, L.P.,
                                     PHILPOTT MOTORS, LTD.
                                     SONIC - RICHARDSON F, L.P.
                                     SONIC - CARROLLTON V, L.P.



                                     By:    Sonic of Texas, Inc., a Texas
                                            corporation, as General Partner



      THEODORE M. WRIGHT (SEAL)      By:                    /s/
      ------------------                  ----------------------
                                          Name:    Theodore M. Wright
                                          Title:   Vice President



                                     SONIC PEACHTREE INDUSTRIAL BLVD., L.P.,
                                                 and
                                     SONIC - GLOBAL IMPORTS, L.P.



                                     By:      Sonic Automotive of Georgia, Inc.,
                                              a Georgia corporation, as General
                                              Partner



      THEODORE M. WRIGHT (SEAL)       By:                    /s/
      ------------------                  ----------------------
                                     Name:  Theodore M. Wright
                                     Title:   Vice President